                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Pulitzer Inc. on Form S-8 of our report dated February 4, 2000, appearing in the Annual Report on Form 10-K of Pulitzer Inc. for the fiscal year ended December 26, 1999.



/s/ Deloitte & Touche LLP

St. Louis, Missouri
June 29, 2000